Exhibit 99.2

iCap Vault I, LLC and Subsidiary Unaudited Pro Forma Condensed Consolidated Financial Information

iCap Vault 1, LLC, a Delaware limited liability company (the Company, we, our or us), sources, acquires, finances and manages a portfolio of investments in real estate and instruments ancillary to the real estate industry in the Pacific Northwest of the United States (collectively investments). We have demand notes issued pursuant to a $500,000,000 private placement (“Private Placement Notes”) and have registered a public offering (“Registered Offering”) of up to $500,000,000 aggregate principal amount of our Variable Denomination Floating Rate Demand Notes, marketed and sold under an effective Registration Statement (File No. 333-236458) (“Registration Statement”), to fund our investments, operational activities and debt service. On May 5, 2021, we received a FINRA no objection letter.

The Company acquires its investments through wholly owned subsidiaries and operates solely in the real estate segment.

The Company acquired the VH Willows property from an affiliated entity during April and May 2021 for $3,052,266. The purchase price included $3,420,000 of cash paid to the affiliate and was reduced by the excess of cash consideration over the carrying value recorded by the affiliate of $367,734. The excess increased the member’s deficit on the acquisition date since the transacting companies are under common control. The net purchase price was allocated between the estimated fair values on the acquisition dates of the buildings ($2,114,535) and land ($937,731) acquired.

The accompanying unaudited pro forma condensed consolidated financial statements as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 are derived from the historical financial statements of the Company and the statements of revenue and certain expenses of the VH Willows acquisition.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2021 reflects adjustments to the Company’s unaudited historical financial data to give effect to the VH Willows acquisition as if the transaction had occurred on January 1, 2020.

The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2021 and for the year ended December 31, 2020 reflect adjustments to the Company’s historical financial data to give pro forma effect to the VH Willows acquisition as if the transaction had occurred on January 1, 2020. Additionally, the pro forma condensed consolidated statement of operations give effect to (i) an increase in interest expense and (ii) the estimated incremental depreciation and amortization expense for periods that the VH Willows acquisition is included in the pro forma results but excluded from the Company’s historical statements of operations.

The unaudited pro forma adjustments are based on available information. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of what the Company’s actual financial position or results of operations for the period would have been as of the date and for the periods indicated, nor does it purport to represent the Company’s future financial position or results of operations. The unaudited pro forma condensed consolidated financial information should be read, together with the notes thereto, in conjunction with the more detailed information contained in the historical financial statements referenced in this filing.

iCap Vault 1, LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

March 31, 2021

		Pro Forma Adjustments
	Historical iCap Vault 1	VH Willows Acquisition	Other Adjustments		Pro Forma Combined
	(A)	(B)

ASSETS
Cash	$6,376,163	$	$		$6,376,163
Restricted cash	849,527				849,527
Related party receivable	1,441				1,441
Prepaid expenses	-				-
Affiliated note receivable	1,261,326				1,261,326
Investment property, net	-	3,052,266	(66,079)	(C)	2,986,187

Total assets	8,488,457	3,052,266	(66,079)		11,474,644

LIABIITIES AND MEMBER’S DEFICIT

Liabilities:
Private placement secured demand notes	3,986,556	3,420,000			7,406,556
Related party private placement secured demand notes	4,508,713				4,508,713
Deposits received in advance	273,000				273,000
Accounts payable and accrued expenses	139,173		119,700	(D)	258,873
Related party payable	16,832				16,832

Total liabilities	8,924,274	3,420,000	119,700		12,463,974

Member’s deficit	(435,817)	(367,734)	(185,779)		(989,330)

Total liabilities and member’s deficit	$8,488,457	$3,052,266	$(66,079)		$11,474,644

iCap Vault 1, LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Three Months Ended March 31, 2021

		Pro Forma Adjustments
	Historical iCap Vault 1	VH Willows Acquisition	Other Adjustments		Pro Forma Combined
	(E)	(F)
REVENUE
Rental Income	$-	$49,757	$		$49,757
Interest Income - related party	40,093				40,093

Total revenue	40,093	49,757	-		89,850

OPERATING EXPENSES
General and administrative expenses	302,186	20,023	13,216	(G)	335,425
Management fee expense - related party	8,911				8,911

Total operating expenses	311,097	20,023	13,216		344,336

LOSS FROM OPERATIONS	(271,004)	29,734	(13,216)		(254,486)

OTHER EXPENSE
Interest expense, net	22,221		17,100	(H)	39,321

NET LOSS	$(293,225)	$29,734	$(30,316)		$(293,807)

Net loss per membership unit	$(293)				$(294)
Weighted average number of membership units outstanding	1,000				1,000

iCap Vault 1, LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2020

		Pro Forma Adjustments
	Historical iCap Vault 1	VH Willows Acquisition	Other Adjustments		Pro Forma Combined
	(I)	(J)
REVENUE
Rental Income	$-	$144,441	$		$144,441
Interest Income - related party	-				-

Total revenue	-	144,441	-		144,441

OPERATING EXPENSES
General and administrative expenses	929,548	32,223	52,863	(G)	1,014,635
Management fee expense - related party	13,972				13,972
Impairment of definite lived intangible asset	157,143				157,143

Total operating expenses	1,100,663	32,223	52,863		1,185,750

LOSS FROM OPERATIONS	(1,100,663)	112,218	(52,863)		(1,041,309)

OTHER EXPENSE
Interest expense, net	20,497		102,600	(H)	123,097

NET LOSS	$(1,121,160)	$112,218	$(155,463)		$(1,164,406)

Net loss per membership unit	$(1,121)				$(1,164)
Weighted average number of membership units outstanding	1,000				1,000

iCap Vault 1, LLC
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

The Company’s financial statements include the Company and its wholly-owned subsidiaries. All material intercompany balances and transactions have been eliminated in consolidation.

2. ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(A) Reflects the historical unaudited condensed consolidated balance sheet of the Company as of March 31, 2021.

(B) The Company acquired the VH Willows property from an affiliated entity for $3,420,000. The estimated fair value of assets acquired was reduced by the excess of cash consideration over the carrying value recorded by the affiliate of $367,734. The excess increased the member’s deficit on the acquisition date since the transacting companies are under common control. The estimated fair value of assets acquired was split between buildings of $2,114,535 and land of $937,731.

(C) Accumulated depreciation of the VH Willows property from January 1, 2020 through March 31, 2021.

(D) Accrued interest on the incremental Private Placement Notes to finance the VH Willows acquisition.

3. ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(E) Reflects the historical unaudited condensed consolidated statement of operations of the Company for the three months ended March 31, 2021.

(F) The table below reflects the revenue and certain expenses of VH Willows acquisition for the three months ended March 31, 2021. This information is derived from the unaudited statement of revenue and certain expenses prepared for the purposes of complying with Rule 8-06 of Regulation S-X promulgated under the Securities Act of 1934, as amended (the “Securities Act”). This information reflects management’s estimate of the revenue and certain expenses of the property prior to the property’s date of acquisition based on accounting and financial information provided by the seller to the Company as part of management’s standard due diligence process in connection with the acquisition of such property.

Revenue
Rental income	$47,775
Reimbursed costs	1,982

Total revenue	49,757

Operating expenses
Commissions	7,742
HOA dues	1,800
Property taxes	7,917
Repairs	445
Other	265
Utilities	1,855

20,023

Income from operations	$29,734

(G) For the three months ended March 31, 2021 and the year ended December 31, 2020, pro forma adjustments of $13,216 and $52,863, respectively, were made to reflect incremental depreciation and amortization of the VH Willows property.

(H) Pro forma adjustments for interest expense were made to reflect the pro forma debt structure as if the VH Willows property had been owned for the entirety of the applicable periods. The Company assumed borrowings from Private Placement Notes for the purchase price of the VH Willows property with an annual interest rate equal to the one year lock up rate offered (3.00%) for the year ended December 31, 2020 and 2.00% for the three months ended March 31, 2021.

(I) Reflects the historical condensed consolidated statement of operations of the Company for the year ended December 31, 2020.

(J) The table below reflects the revenue and certain expenses of the VH Willows acquisition for the year ended December 31, 2020. This information is derived from the statement of revenue and certain expenses prepared for the purposes of complying with Rule 8-06 of Regulation S-X promulgated under the Securities Act. This information reflects management’s estimate of the revenue and certain expenses of the property prior to the property’s date of acquisition based on accounting and financial information provided by the seller to the Company as part of management’s standard due diligence process in connection with the acquisition of such property.

Revenue
Rental income	$140,846
Reimbursed costs	3,595

Total revenue	144,441

Operating expenses
Commissions	16,422
HOA dues	4,200
Property taxes	8,007
Other	667
Utilities	2,928

32,223

Income from operations	$112,218